UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 14, 2007

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Paladin Realty Income Properties, Inc. (the “Company”) on September 14, 2007 to provide the financial statements required by Item 9.01 in connection with the acquisition of Pinehurst Apartment Homes located at 500 NW 63rd Street in Kansas City, Missouri (“Pinehurst Apartment Homes”), as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Pinehurst Apartment Homes

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-9
Pro Forma Consolidated Balance Sheet as of June 30, 2007 (unaudited)	F-10
Pro Forma Consolidated Statement of Operations for the for the six months ended June 30, 2007 (unaudited)	F-11
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006 (unaudited)	F-12

(c) Exhibits. None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: November 9, 2007	By:	/s/ John A. Gerson
John A. Gerson Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Pinehurst Apartment Homes, a property located at 500 NW 63rd Street in Kansas City, Missouri (the Property) for the year ended December 31, 2006 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

November 1, 2007

Pinehurst Apartment Homes

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2006

Revenues
Rental income	$982,571
Other revenue	70,481

Total revenues	1,053,052

Certain operating expenses
Operating expenses	386,374
Interest expense	275,331
Real estate taxes	60,816
Management fees	52,653
Insurance	33,454

Total of certain operating expenses	808,628

Excess of revenues over certain operating expenses	$244,424

See accompanying notes to statement of revenues

and certain operating expenses.

Pinehurst Apartment Homes

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2006

(1)	Organization

Pinehurst Apartment Homes is an existing 146 unit multifamily community property (the Property) which was built in two phases in 1986 and 1988 and is located at 500 NW 63rd Street in Kansas City, Missouri. On July 31, 2007, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 500, LLC (“PRIP 500”), formed a joint venture, KC Pinehurst Associates, LLC (“KC Pinehurst”) with JTL Holdings, LLC and JTL Asset Management, Inc. PRIP 500 owns a 97.5% interest while the other two members own the remaining 2.5%. On September 14, 2007, KC Pinehurst acquired the Property pursuant to a Purchase and Sale Agreement by and between KC Pinehurst and Pinehurst Associates, LLC dated July 2, 2007.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the Historical Summary) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Pinehurst Apartment Homes

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2006

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Related Party Transactions

C.R.E.S. Management, LLC (“CRES”), an affiliate of one of the members of Pinehurst Associates, LLC, is the Property Manager of the Property and is entitled to a monthly management fee payable in arrears equal to 4% of the monthly gross revenues collected. Management fees earned were $42,122 for the year ended December 31, 2006. In addition another member of Pinehurst Associates, LLC is entitled to a management fee equal to 1% of the monthly gross revenues collected and earned $10,531 for the year ended December 31, 2006. CRES also provides all employee services for leasing, maintenance, office, accounting and various other expense items for which they are reimbursed. CRES was reimbursed $197,419 for such services for the year ended December 31, 2006.

(6)	Mortgage Note Payable

In connection with the acquisition of the Property, KC Pinehurst has assumed the existing mortgage loan on the Property pursuant to an assumption agreement, dated as of September 13, 2007, by and among Pinehurst Associates, LLC, KC Pinehurst, Federal Home Loan Mortgage Corporation, the noteholder, and the original guarantor. The mortgage loan, in the amount of approximately $4.8 million, is evidenced by a promissory note dated December 6, 2005 in the original principal amount of $4.9 million. The loan has a fixed rate of 5.58% with a 10-year term, maturing on January 1, 2016. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (1) one percent of the outstanding balance or (2) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. The loan is secured by the property pursuant to a Multifamily Deed of Trust, Assignment of Rents and Security Agreement. In addition the loan is guaranteed by James E. Lippert, an affiliate of JTL Holdings, LLC and JTL Asset Management, Inc. pursuant to a guaranty dated September 13, 2007 (“New Guaranty”), but only upon the occurrence of certain events specified in the New Guaranty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Pinehurst Apartment Homes, a property located at 500 NW 63rd Street in Kansas City, Missouri (the Property) for the six months ended June 30, 2007 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

November 1, 2007

Pinehurst Apartment Homes

Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2007

Revenues
Rental income	$483,499
Other revenue	40,143

Total revenues	523,642

Certain operating expenses
Operating expenses	174,493
Interest expense	136,261
Real estate taxes	30,408
Management fees	26,182
Insurance	12,150

Total of certain operating expenses	379,494

Excess of revenues over certain operating expenses	$144,148

See accompanying notes to statement of revenues

and certain operating expenses.

Pinehurst Apartment Homes

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2007

(1)	Organization

Pinehurst Apartment Homes is an existing 146 unit multifamily community property (the Property) which was built in two phases in 1986 and 1988 and is located at 500 NW 63rd Street in Kansas City, Missouri. On July 31, 2007, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP 500, LLC (“PRIP 500”), formed a joint venture, KC Pinehurst Associates, LLC (“KC Pinehurst”) with JTL Holdings, LLC and JTL Asset Management, Inc. PRIP 500 owns a 97.5% interest while the other two members own the remaining 2.5%. On September 14, 2007, KC Pinehurst acquired the Property pursuant to a Purchase and Sale Agreement by and between KC Pinehurst and Pinehurst Associates, LLC dated July 2, 2007.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the Historical Summary) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Pinehurst Apartment Homes

Notes to the Statement of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2007

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Related Party Transactions

C.R.E.S. Management, LLC (“CRES”), an affiliate of one of the members of Pinehurst Associates, LLC, is the Property Manager of the Property and is entitled to a monthly management fee payable in arrears equal to 4% of the monthly gross revenues collected. Management fees earned were $20,946 for the six months ended June 30, 2007. In addition another member of Pinehurst Associates, LLC is entitled to a management fee equal to 1% of the monthly gross revenues collected and earned $5,236 for the six months ended June 30, 2007. CRES also provides all employee services for leasing, maintenance, office, accounting and various other expense items for which they are reimbursed. CRES was reimbursed $79,296 for such services for the six months ended June 30, 2007.

(6)	Mortgage Note Payable

In connection with the acquisition of the Property, KC Pinehurst has assumed the existing mortgage loan on the Property pursuant to an assumption agreement, dated as of September 13, 2007, by and among Pinehurst Associates, LLC, KC Pinehurst, Federal Home Loan Mortgage Corporation, the noteholder, and the original guarantor. The mortgage loan, in the amount of approximately $4.8 million, is evidenced by a promissory note dated December 6, 2005 in the original principal amount of $4.9 million. The loan has a fixed rate of 5.58% with a 10-year term, maturing on January 1, 2016. The loan is prepayable at any time prior to its maturity, subject to a prepayment penalty equal to the greater of (1) one percent of the outstanding balance or (2) an amount calculated pursuant to a standard formula based on the remaining life of the loan and then-current interest rates. The loan is secured by the property pursuant to a Multifamily Deed of Trust, Assignment of Rents and Security Agreement. In addition the loan is guaranteed by James E. Lippert, an affiliate of JTL Holdings, LLC and JTL Asset Management, Inc. pursuant to a guaranty dated September 13, 2007 (“New Guaranty”), but only upon the occurrence of certain events specified in the New Guaranty.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2006 and Paladin REIT’s Form 10-Q for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission.

The following unaudited pro forma balance sheet as of June 30, 2007 has been prepared to give effect to (1) the acquisition by KC Pinehurst Associates, LLC (“KC Pinehurst”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of Pinehurst Apartment Homes located at 500 NW 63rd Street, Kansas City, Missouri (“Pinehurst Apartment Homes”) and (2) the acquisition by KC Pheasant Associates, LLC (“KC Pheasant”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of Pheasant Run Apartments located at 1102 NE Independence Avenue, Lee’s Summit, Missouri (“Pheasant Run Apartments”) (collectively, the “Acquisitions”) as if the Acquisitions occurred on June 30, 2007. The actual acquisition of Pinehurst Apartment Homes occurred on September 14, 2007. The actual acquisition of Pheasant Run Apartments occurred on September 26, 2007. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT, and is a consolidated subsidiary of Paladin REIT. The 97.5% membership interest in KC Pinehurst is held by PRIP 500, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 97.5% membership interest in KC Pheasant is held by PRIP 1102, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma statement of operations for the six months ended June 30, 2007 has been prepared to give effect to the Acquisitions as if the Acquisitions occurred on January 1, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the Acquisitions as if the Acquisitions occurred on January 1, 2006. This unaudited pro forma statement of operations for the year ended December 31, 2006 has also been prepared to give effect to the acquisitions of Champion Farms Apartments and Fieldstone Apartments as if such acquisitions occurred on January 1, 2006. The actual acquisition of Champion Farms Apartments occurred on June 5, 2006. The actual acquisition of Fieldstone Apartments occurred on December 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisitions been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2007

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Acquisitions				Pro Forma Total
		Pinehurst Apartment Homes		Pheasant Run Apartments
Assets
Real estate:
Buildings and improvements	$36,435,657	$5,860,966	(b)	$7,388,945	(g)	$49,685,568
Land	3,781,578	1,230,000	(b)	1,120,000	(g)	6,131,578
Furniture, fixtures and equipment	719,225	150,000	(b)	190,000	(g)	1,059,225
In-place leases	823,508	113,000	(b)	133,000	(g)	1,069,508

	41,759,968	7,353,966		8,831,945		57,945,879
Less: Accumulated depreciation and amortization	(1,465,554)	—		—		(1,465,554)

Total real estate, net	40,294,414	7,353,966		8,831,945		56,480,325
Investment in real estate joint venture	1,713,388	—		—		1,713,388
Cash and cash equivalents	4,486,819	1,670,842	(d) (f)	(2,592,146	) (j)	3,565,515
Restricted cash	750,251	(360,014	) (b) (d)	236,087	(g)	626,324
Prepaid expenses and other assets, net	819,756	47,958	(b)	60,385	(g)	928,099
Due from affiliates	84,768	—		—		84,768

Total Assets	$48,149,396	$8,712,752		$6,536,271		$63,398,419

Liabilities and Shareholders’ Equity
Mortgages payable	$32,850,000	$4,795,763	(c)	$6,250,000	(h)	$43,895,763
Due to affiliates	—	132,618	(e)	145,318	(i)	277,936
Unaccepted subscriptions for common shares	422,453	(422,453	) (d)	—	(d)	—
Accrued expenses and other liabilities	589,635	118,597	(b)	73,205	(g)	781,437
Dividends payable	178,835	—		—		178,835

Total liabilities	34,040,923	4,624,525		6,468,523		45,133,971

Minority interests	150,908	61,826		67,748		280,482

Shareholders’ equity
Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—		—
Common shares, $0.01 par value, 750,000,000 shares authorized; 1,847,137 shares issued as of June 30, 2007	18,471	4,435	(d)	—		22,906
Additional paid-in-capital	16,165,497	4,021,966	(d)	—		20,187,463
Accumulated deficit and dividends	(2,202,810)	—		—		(2,202,810)
Treasury Shares, at cost - 2,537 shares	(23,593)	—		—		(23,593)

Total Shareholders’ equity	13,957,565	4,026,401		—		17,983,966

Total Liabilities and Shareholders’ Equity	$48,149,396	$8,712,752		$6,536,271		$63,398,419

(a)	Historical financial information is derived from the unaudited financial statements of Paladin REIT as of June 30, 2007 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2007.

(b)	To record the pro forma effect of the acquisition of Pinehurst Apartment Homes, assuming that the acquisition had occurred on June 30, 2007.

(c)	Reflects mortgage loan associated with the acquisition of Pinehurst Apartment Homes.

(d)	Proceeds from sales of common shares after June 30, 2007, which we contributed to Paladin OP for the acquisition of Pinehurst Apartment Homes and Pheasant Run Apartments.

(e)	Reflects deferred acquisition fee associated with the acquisition of Pinehurst Apartment Homes.

(f)	Reflects the net change in cash available and contributed to Paladin OP for the acquisition of Pinehurst Apartment Homes.

(g)	To record the pro forma effect of the acquisition of Pheasant Run Apartments, assuming that the acquisition had occurred on June 30, 2007.

(h)	Reflects mortgage loan associated with the acquisition of Pheasant Run Apartments.

(i)	Reflects deferred acquisition fee associated with the acquisition of Pheasant Run Apartments.

(j)	Reflects the net change in cash available and contributed to Paladin OP for the acquisition of Pheasant Run Apartments.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Acquisitions				Pro Forma Total
		Pinehurst Apartment Homes		Pheasant Run Apartments
Revenues
Rental income	$2,218,204	$483,499	(b)	542,437	(e)	$3,244,140
Other income	184,835	40,143	(b)	49,733	(e)	274,711
Interest income	21,839	—		—		21,839

Total Revenues	2,424,878	523,642		592,170		3,540,690

Expenses
Property operating expenses	724,010	174,493	(b)	177,892	(e)	1,076,395
Real property taxes	197,255	30,408	(b)	30,732	(e)	258,395
General and administrative expenses	457,849	55,548	(b)	63,887	(e)	577,284
Interest expense, including amortization of deferred financing costs	1,108,682	137,137	(c)	189,713	(f)	1,435,532
Depreciation and amortization expense	848,800	106,578	(b)	134,454	(e)	1,089,832

Total Expenses	3,336,596	504,164		596,678		4,437,438

Income / (loss) before equity in earnings and minority interest	(911,718)	19,478		(4,508)		(896,748)
Equity in income from real estate joint venture	42,219	—		—		42,219
Minority interest	135,688	(1,014	) (d)	(241	) (g)	134,433

Net income / (loss)	$(733,811)	$18,464		(4,749)		$(720,096)

Net loss per common share, basic and diluted
Basic	$(0.59)					$(0.58)

Diluted	$(0.59)					$(0.58)

Weighted average number of common shares outstanding
Basic	1,243,130					1,243,130

Diluted	1,243,130					1,243,130

(a)	Historical financial information is derived from the unaudited financial statements of Paladin REIT as of June 30, 2007 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the six months ended June 30, 2007.

(b)	Pro forma results of Pinehurst Apartment Homes, assuming the acquisition of Pinehurst Apartment Homes had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Pinehurst Apartment Homes was acquired on September 14, 2007.

(c)	Interest expense on Pinehurst Apartment Homes mortgage payable of $4,795,763 at 5.58% per annum plus amortization of deferred financing costs of $2,592.

(d)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pinehurst Apartment Homes by JTL Holdings, LLC and JTL Asset Management, Inc. , unaffiliated third parties.

(e)	Pro forma results of Pheasant Run Apartments, assuming the acquisition of Pheasant Run Apartments had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Pheasant Run Apartments was acquired on September 26, 2007.

(f)	Interest expense on Pheasant Run Apartments mortgage payable of $6,250,00 at 5.95% per annum plus amortization of deferred financing costs of $2,742.

(g)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pheasant Run Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Acquisitions								Pro Forma Total
		Champion Farms Apartments		Fieldstone Apartments		Pinehurst Apartment Homes		Pheasant Run Apartments
Revenues
Rental income	$1,417,679	$888,660	(b)	$2,059,077	(e)	$982,571	(h)	$1,045,402	(k)	$6,393,389
Other income	92,999	70,330	(b)	130,033	(e)	70,481	(h)	95,892	(k)	459,735
Interest income	19,824	—		—		—		—		19,824

Total Revenues	1,530,502	958,990		2,189,110		1,053,052		1,141,294		6,872,948

Expenses
Property operating expenses	492,297	239,418	(b)	549,207	(e)	386,374	(h)	352,253	(k)	2,019,549
Real property taxes	78,391	55,230	(b)	244,100	(e)	60,816	(h)	61,537	(k)	500,074
General and administrative expenses	386,249	81,297	(b)	187,332	(e)	115,039	(h)	127,184	(k)	897,101
Interest expense, including amortization of deferred financing costs	812,489	530,008	(c)	1,178,367	(f)	272,788	(i)	377,359	(l)	3,171,011
Depreciation and amortization expense	616,887	392,290	(b)	748,605	(e)	326,156	(h)	401,908	(k)	2,485,846

Total Expenses	2,386,313	1,298,243		2,907,611		1,161,173		1,320,241		9,073,581

Income / (loss) before equity in earnings and minority interests	(855,811)	(339,253)		(718,501)		(108,121)		(178,947)		(2,200,633)
Equity in income from real estate joint venture	75,226	—		—		—		—		75,226
Minority interests	127,817	66,606	(d)	162,463	(g)	2,922	(j)	5,237	(m)	365,045

Net loss	$(652,768)	$(272,647)		$(556,038)		$(105,199)		$(173,710)		$(1,760,362)

Net loss per common share, basic and diluted
Basic	$(1.42)									$(3.84)

Diluted	$(1.42)									$(3.84)

Weighted average number of common shares outstanding
Basic	458,658									458,658

Diluted	458,658									458,658

(a)	Historical financial information is derived from the audited financial statements of Paladin REIT for the year ended December 31, 2006 which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2006.

(b)	Pro forma results of Champion Farms Apartments, assuming the acquisition of Champion Farms Apartments had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Champion Farms Apartments was acquired on June 5, 2006.

(c)	Interest expense on Paladin REIT’s outstanding debts of (1) Champion Farms Apartment’s mortgage payable of $16,350,000 at 6.14% per annum and (2) a note payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 7.80% per annum incurred in order to consummate the acquisition of Champion Farms Apartments, plus amortization of deferred financing costs of $7,510.

(d)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 30% ownership of Champion Farms Apartments by Buckingham Spinghurst, LLC, an unaffiliated third party.

(e)	Pro forma results of Fieldstone Apartments, assuming the acquisition of Fieldstone Apartments had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Fieldstone Apartments was acquired on December 1, 2006

(f)	Interest expense on Paladin REIT’s outstanding debts of (1) Fieldstone Apartment’s mortgage payable of $16,500,000 at 6.05% per annum and (2) the Note Payable to Paladin Realty Partners, LLC in the principal amount of $3,100,000 at 7.80% per annum, plus amortization of deferred financing costs of $27,874.

(g)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 35% ownership of Fieldstone Apartments by Shiloh Crossing Partners II, LLC, an un affiliated third party.

(h)	Pro forma results of Pinehurst Apartment Homes, assuming the acquisition of Pinehurst Apartment Homes had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Pinehurst Apartment Homes was acquired on September 14, 2007.

(i)	Interest expense on Pinehurst Apartment Homes mortgage payable of $4,795,763 at 5.58% per annum plus amortization of deferred financing costs of $5,184.

(j)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pinehurst Apartment Homes by JTL Holdings, LLC and JTL Asset Management, Inc. , unaffiliated third parties.

(k)	Pro forma results of Pheasant Run Apartments, assuming the acquisition of Pheasant Run Apartments had occurred on January 1, 2006. General and administrative expenses include Paladin REIT’s asset management fees. Pheasant Run Apartments was acquired on September 26, 2007.

(l)	Interest expense on Pinehurst Apartment Homes mortgage payable of $6,250,00 at 5.95% per annum plus amortization of deferred financing costs of $5,484.

(m)	Minority interest is adjusted to reflect pro forma ownership of 0.9% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Pheasant Run Apartments by JTL Holdings, LLC and JTL Asset Management, Inc. , unaffiliated third parties.